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                                                                   EXHIBIT 23(A)


                        CONSENT OF INDEPENDENT AUDITORS


    We consent to the reference to our Firm under the caption "Experts" and to the use of our reports dated November 2, 1995, in Amendment No. 2 to the Registration Statement (Form S-4 No. 333-9627) and related Prospectus of Datapoint Corporation for the registration of 6,071,182 shares of its common stock.


                                          /s/ ERNST & YOUNG LLP


Dallas, Texas
September 5, 1996